                                                                   EXHIBIT 10.1

                         CONTRACT FOR SALE AND PURCHASE


         THIS AGREEMENT, dated this ____ day of April, 1997, between FLORDECO, LTD. a Florida Limited Partnership, whose address is P.O. Box 6966, Fort Myers, Florida 33511, shall hereafter be collectively referred to as PURCHASER, and STEPHEN W. BUCKLEY, TRUSTEE OF TWO THIRTY FIVE EVANS TRUST, whose address is P.O. BOX 2366, Fort Myers, Florida 33901, shall hereafter be referred to as SELLER.
         This Agreement shall specifically be subject to SELLER obtaining the approval in writing of this Contract for Sale and Purchase by the beneficial interest holders of the Two Thirty Five Evans Trust.

         1.       LEGAL DESCRIPTION
         Lots 1-P, 1-Q and the Southerly 35 feet of Lot 1-R of C.S.L. & G., SUBDIVISION NO. 1, as recorded in Plat Book 30 at pages 35-38, Public Records of Lee County, Florida.

         2.       PROPERTY:

                  (a) The conveyance of the Land by SELLER to PURCHASER shall include:

                      (1) All right, title and interest of SELLER in and to any land as descripted in Section 1 hereof.

         3.       PRICE, TERMS & CONDITIONS:

                  (A) Purchase Price. The total purchase price shall be ONE HUNDRED EIGHTY THOUSAND DOLLARS AND NO/100 ($180,000.00).

                  (B) Balance to Close. Fifteen (15) paid up Units in FLORDECO, LTD. shall be transferred at closing in the following names and total number of units for each.

         Harry M. Lowell                             7.0 units
         Harry C. Powell, Jr.                        2.8 units
         Julius Cantor                               1.4 units
         GGB Profit Sharing Partnership              2.8 units
         Flordeco Realty                             1.0 unit
                                                    ----------
                      TOTAL UNITS                   15.0 units

                  (C) Effective Date of Contract. For the purpose of this Contract, the effective date shall be defined as the date of the Consent to transfer from the beneficial interest holders of the Two Thirty Five Evans Trust.

                  (D) Title Insurance. The PURCHASER, at PURCHASER'S expense shall purchase Title Insurance in the amount of $180,000.00. Said title insurance is to issued on Attorney's Title Insurance Fund, Inc., by Goldberg, Goldstein & Buckley, P.A.

                  (E) Closing Cost. PURCHASER shall have pay all closing cost, including any and all attorney fees, documentary stamps on the Trustee's Deed, recording fees.

                  (F) Closing. Closing shall take place on or before April 30, 1997.

                  (G) Brokerage Fee. SELLER agrees to the exchange of one (1) unit to be titled in the name of FLORDECO, LTD., as compensation to FLORDECO REALTY, INC. There shall be no additonal compensation, monetary or any other valuable consideration to anyone as it relates to the subject sale.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written

         "PURCHASER"                                                  "SELLER"

         /s/ Thomas R. Cronie, Sr.         /s/ Stephen W. Buckley
         -------------------------------   ------------------------------------
         THOMAS R. CRONIE, SR.             STEPHEN W. BUCKLEY, Trustee
         FLORDECO, LTD.                    TWO THIRTY FIVE EVANS TRUST



                 "BENEFICIARIES OF TWO THIRTY-FIVE EVANS TRUST"




/s/ Barry M. Lowell
-----------------------------------------------
BARRY M. LOWELL



/s/ Harry C. Powell, Jr.
-----------------------------------------------
HARRY C. POWELL, TRUSTEE



/s/ Julius Cantor
-----------------------------------------------
JULIUS CANTOR



/s/ Stephen W. Buckley
-----------------------------------------------
STEPHEN W. BUCKLEY, Chairmen
Advisory Committee
GGB Profit Sharing Partnership

$  6.00 Recording
1,260.00 Documentary Stamps

Property Appraiser's
Parcel ID Nos. 36-44-24-P2-00200.1Q00
               36-44-24-P2-00200.1Q00



This instrument prepared by:              Documentary Tax Pd. $  1,260.00
Stephen W. Buckley, Esquire               $___________Intangible Tax Pd.
GOLDBERG, GOLDSTEIN & BUCKLEY, P.A.        CHARLIE GREEN, CLERK LEE COUNTY
P.O. Box 2366                             By /s/              Deputy Clerk
Fort Myers FL  33902                         -----------------
97-612



                                TRUSTEE'S DEED

        BY THIS DEED, STEPHEN W. BUCKLEY, Trustee of the TWO THIRTY FIVE EVANS TRUST, herein call Grantor, whose address is P.O. Box 2366, Fort Myers, Florida 33901, in consideration of $10.00 paid by FLORDECO, LTD, a Florida limited partnership, herein called Grantee, whose pose office address is Post office Box 6966, Fort Myers, Florida 3911 conveys to Grantee the following described land, situate, lying and being in LEE County, Florida, to-wit:


         Lots 1-P, 1-Q and Southerly 35 feet of Lot 1-R, C.S.L.&G.
         SUBDIVISION NO. 1, as recorded in Plat Book 30, at pages 35-38, Public Records of Lee County, Florida

         SUBJECT to easements, restrictions and reservations of record, and property taxes for the current year.

        GRANTOR COVENANTS with Grantee that Grantor has good right and lawful authority to sell and convey the property and Grantor warrants the title to the property for any acts of Grantor and will defend the title against the lawful claims of all persons claiming by through or under Grantor.

        DATED:  4/29/97
              --------------

Executed in the presence of:


/s/ Deborah Chapman                         /s/STEPHEN W. BUCKLEY, Trustee
-----------------------------               -------------------------------
Witness Signature                           STEPHEN W. BUCKLEY, Trustee
                                            of TWO THIRTY FIVE EVANS TRUST

/s/ Deborah Chapman
-----------------------------
Witness Printed Name


/s/ Judy L. Shuford
-----------------------------
Witness Signature


/s/ Judy L. Shuford
-----------------------------
Witness Printed Name


STATE OF FLORIDA    )
                    )
COUNTY OF LEE       )

        I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgements, personally appeared STEPHEN W. BUCKLEY, X who is personally known to me or ____ who produced ___________________ (type of identification) as identification.

        WITNESS my hand and official seal in the County and State last aforesaid this 29th day of April, 1997


                                        /s/ Deborah Chapman
                                        -------------------------------
                                        Notary Public
                                        Commission No.
                                                     -------------------

My Commission Expires:
   6/11/99

                                                    [Notary Logo]

                             SETTLEMENT STATEMENT


SELLER:         STEPHEN W. BUCKLEY, TRUSTEE OF TWO THIRTY FIVE EVANS
                TRUST

BUYER:          FLORDECO, LTD.

CLOSING DATE:   APRIL 29, 1997

LEGAL DESC:     Lots 1-P, 1-Q and the Southerly 35 feet of Lot 1-R of
                C.S.L. & G, SUBDIVISION NO. 1, Plat Book 30, Pages 35- 38, Lee
                County, Florida




Purchase Price                                                  $180,000.00

Credit for 15 Paid-up Units of Flordeco, Ltd.                   (180,000.00)
                                                                 ----------

Balance Due at Closing                                          $    -0-




                                CLOSING COSTS

                                                BUYER             SELLER
                                                -----             ------
Broker's Commission to Flordeco Realty                          $12,000.00

Credit for 1 Paid-up Unit of Flordeco,                          (12,000.00)
  Ltd.                                                           ---------

Balance Due Broker at Closing                                   $    -0-

Title Insurance                              $   975.00
Recording Deed                                     6.00
Documentary Stamps on Deed                     1,260.00
                                             ----------
Total Closing Costs                          $ 2,241.00         $    -0-


I have carefully reviewed the Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of the settlement statements.


/s/ Thomas Cronin                        /s/ Stephen W. Buckley
-------------------------------          -----------------------------
FLORDECO, LTD., a Florida                STEPHEN W. BUCKLEY, Trustee
limited partnership                      of TWO THIRTY FIVE EVANS TRUST

                                 OWNER'S FORM


                                  SCHEDULE A


Policy No.:  OPM-1337340        Effective Date: April 30, 1997    Agent's File Reference:  97-612-SWB
                                                at 4:22 p.m.


                        Amount of Insurance:  $ 180,000.00

1.  Name of Insured:  FLORDECO, LTD, A FLORIDA LIMITED PARTNERSHIP




2. The estate of interest in the land described herein and which is covered by this policy is a fee simple (if other, specify same) and is or the effective date hereof vested in the named insured as shown by instrument recorded in Official Records Book 2818, Page 1481, of the Public records of Lee County, Florida.

3.  The land referred to in this policy is described as follows:

    Lots 1-P, 1-Q and the Southerly 35 feet of Lot 1-R, C.S.L.&G., Subdivision No.1, as recorded in Plat Book 30 at pages 35-38, Public Records of Lee County, Florida.



    I, the undersigned agent, hereby certify that
    the transaction insured herein is governed by RESPA     yes    x  no
                                                        ----      ---
    if Yes to the above, I have performed all "core title agent services."
    yes    x
       ---      ---

           ISSUED BY

    GOLDBERG, GOLDSTEIN & BUCKLEY, P.A.                /s/
    --------------------------------------   3200     -------------------
                                            ------       AGENT SIGNATURE
            NAME OF AGENT           AGENT NO.
            P.O. Box 2366                 Fort Myers       FLORIDA  33902
    ---------------------------     --------------------            ------
           MAILING ADDRESS                 CITY                      ZIP


Form

                              FUND OWNER'S FORM

                                  SCHEDULE B

        Policy or Guarantee No.:  OPM-1337340

      This policy or guarantee does not insure against loss or damage by reason of the following exceptions:

1. Taxes for the year of the effective date of this policy or guarantee and taxes or special assessments which are not shown as existing items by the public records.

2. Rights or claims of parties in possession not shown by the public records.

3. Encroachments, overlaps, boundary line disputes, and any other matters which would be disclosed by an accurate survey and inspection of the premises.

4.      Easements or claims of easements not shown by the public records.

5. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

6. Any adverse ownership claim by the State of Florida by right of sovereignty in any portion of the lands insured hereunder, including submerged, filed and artificially exposed lands, and lands erected to such lands.

7. Matters as shown on the plat of C.S.L. & G. Subdivision No. 1 as recorded in Plat Book 30, pages 35 - 38, Public Records of Lee County, Florida.

8. Lee County Ordinance #86-14 recorded November 30, 1990 in Official Record Book 2189, page 3281 and amended by Ordinance #86-38 in Official Record Book 2189, page 3384, Public Records of Lee County, Florida; relating to garbage and solid waste collection.

9. Lee County Ordinances No. 96-09, amending and re-stating Lee County Ordinance No. 95-20, relating to Lee County Garbage and Solid Waste Disposal Facilities; creating a municipal service benefit unit and a municipal service taxing unit with Lee County for residential and commercial payments for solid waste disposal facilities cost; levying certain special assessments for costs of Lee County solid waste disposal facilities. Ordinance No. 2776 of the City of Fort Myers, Florida, amending Article IV, solid waste, MSBU, Section 14-75, municipal solid waste assessment program, MSBU.

10. Agreement by and between City of Fort Myers and Owners of a majority of the contiguous land area adjoining, bounding and abutting Evans Avenue between Colonial Boulevard and Hannon Street recorded in Official Record Book 775, page 93, Public Records of Lee County, Florida.

        Note: Taxes for the year 1997 became a lien on January 1, 1997, however, they are not due and payable until November 1, 1997. Taxes for the year 1996 wee paid on March 17, 1997 in the amount of $2,506.10 for Strap No. 36-44-24-P2-00200.1QOD and $1,856.56 for Strap
        No. 36-44-24-P2-00200.1P00.